UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) II-VI Incorporated (“II-VI” or the “Company”) held a Special Meeting of Shareholders on March 26, 2019 (the “Special Meeting”) to vote on (i) a proposal to approve the issuance of shares of II-VI Common Stock in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of November 8, 2018, as may be amended from time to time, by and among the Company, Mutation Merger Sub Inc., a wholly owned subsidiary of the Company, and Finisar Corporation (“Finisar”) (the “Share Issuance Proposal”), and (ii) a proposal to adjourn the Special Meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the Share Issuance Proposal (the “Adjournment Proposal”), each of which proposals was described in detail in the joint proxy statement/prospectus of the Company and Finisar dated February 7, 2019 (the “Joint Proxy Statement/Prospectus”), which was first mailed to the Company’s shareholders on or about February 14, 2019. As of February 5, 2019, the record date for the Special Meeting (the “Record Date”), there were 63,394,256 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting. A total of 52,297,419 shares of the Company’s common stock, no par value (“II-VI Common Stock”), or 82.5% of the total number of shares of II-VI Common Stock outstanding on the Record Date, were present in person or by proxy at the Special Meeting. A summary of the voting results for the proposals identified above is set forth below.

(b) At the Special Meeting, the Share Issuance Proposal was approved by the Company’s shareholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
50,579,702	1,538,916	178,801	N/A

Because there were sufficient votes at the Special Meeting to approve the Share Issuance Proposal, a vote was not called on the Adjournment Proposal.

Item 8.01.	Other Events.

On March 26, 2019, the Company and Finisar issued a joint press release announcing the results of the voting at the Special Meeting and the special meeting of Finisar’s stockholders also held on March 26, 2019. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include, but are not limited to: (i) the ability of II-VI and Finisar to complete the proposed transaction on the anticipated terms and timing or at all, (ii) the ability of the parties to satisfy the conditions to the closing of the proposed transaction, including obtaining required regulatory approvals, (iii) potential litigation relating to the proposed transaction, which could be instituted against II-VI, Finisar or their respective directors, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, (v) the triggering of any third party contracts containing consent and/or other similar provisions, (vi) any negative effects of the announcement of the transaction on the market price of Finisar’s common stock and/or negative effects of the announcement or commencement of the transaction on the market price of II-VI’s common stock, (vii) uncertainty as to the long-term value of II-VI’s common stock, and thus the value of the II-VI shares to be issued in the transaction, (viii) any unexpected impacts from unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (ix) inherent risks, costs and uncertainties associated with integrating the businesses successfully and achieving all or any of the anticipated synergies, (x) potential disruptions from the proposed transaction that may harm II-VI’s or Finisar’s respective businesses, including current plans and operations, (xi) the ability of II-VI and Finisar to retain and hire key personnel, (xii) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules or regulations, that could delay or prevent completion of the proposed transaction or cause the terms of the proposed transaction to be modified, (xiii) the ability of II-VI to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (xiv) economic uncertainty due to monetary or trade policy, political or other issues in the United States or internationally, (xv) any unexpected fluctuations or weakness in the U.S. and global economies, (xvi) changes in U.S. corporate tax laws as a result of the Tax Cuts and Jobs Act of 2017 and any future legislation, (xvii) foreign currency effects on II-VI’s and Finisar’s respective businesses, (xviii) competitive developments including pricing pressures, the level of orders that are received and can be shipped in a quarter, changes or fluctuations in customer order patterns, and seasonality, (xix) changes in utilization of II-VI or Finisar’s manufacturing capacity and II-VI’s ability to effectively manage and expand its production levels, (xx) disruptions in II-VI’s business or the businesses of its customers or suppliers due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns or disruptions in the transportation system, and (xxi) the responses by the respective managements of II-VI and Finisar to any of the aforementioned factors. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018 and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018 filed with the SEC on June 15, 2018.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive Joint Proxy Statement/Prospectus filed by II-VI and Finisar with the SEC in connection with the proposed transaction. While the list of factors discussed above is, and the list of factors presented in the Joint Proxy Statement/Prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between II-VI and Finisar, II-VI and Finisar have filed relevant materials with the SEC, including a registration statement on Form S-4 (File No. 333- 229052) filed by II-VI, originally filed on December 28, 2018 and amended on January 18, 2019, which includes the Joint Proxy

Statement/Prospectus (the “Form S-4”). The Form S-4 became effective in accordance with the provisions of Section 8(a) of the Securities Act on February 7, 2019. II-VI and Finisar commenced mailing the Joint Proxy Statement/Prospectus on or about February 14, 2019. INVESTORS AND SECURITY HOLDERS OF II-VI AND FINISAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Form S-4 and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by II-VI or Finisar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by II-VI are available free of charge within the Investor Relations section of II-VI’s internet website at https://www.ii-vi.com/investor-relations/. Copies of the documents filed with the SEC by Finisar are available free of charge on Finisar’s internet website at http://investor.finisar.com/investor-relations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: March 26, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer